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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

                                   ________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 31, 2000
                                                 -----------------------------


                            INTEGRAL SYSTEMS, INC.
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              (Exact Name of Registrant as Specified in Charter)


              5000 Philadelphia Way, Lanham, Maryland  20706-4417
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                   (Address of principal executive offices)


         Maryland                       0-18603                 52-1267968
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)

       Registrant's telephone number, including area code: (301) 731-4233
                                                          --------------------


________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.       Acquisition or Disposition of Assets.

Integral Systems, Inc., a Maryland corporation ("Integral"), entered into an Agreement and Plan of Reorganization, effective as of August 31, 2000 (the "Reorganization Agreement"), by and among Integral, SAT Corporation, a California corporation ("SAT"), ISI Acquisition Corporation, a California corporation and a wholly-owned subsidiary of Integral ("ISI"), and Herbert Pardula, the sole shareholder of SAT (the "Shareholder"). The Reorganization Agreement provides for the acquisition of SAT by Integral. Pursuant to the terms of the Reorganization Agreement, ISI was merged with and into SAT, with SAT as the surviving entity. At the time of the merger, SAT became a wholly-owned subsidiary of Integral.

Pursuant to the Reorganization Agreement, the purchase price paid to the Shareholder by Integral in connection with the acquisition of SAT consisted of 650,000 shares of Integral common stock, par value $.01 per share. The amount and type of consideration was determined on the basis of arm's length negotiations between Integral and the Shareholder. The acquisition will be accounted for as a pooling of interests. It is intended that the transaction be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

The assets of SAT are used in its business as a supplier of automatic signal monitoring systems and networks for satellite and terrestrial monitoring applications, and Integral currently intends to continue such use.

Item 7.       Financial Statements and Exhibits.

              (a)  Financial Statements of Business Acquired.

              No financial statements are required to be filed by Item 7(a) as part of this report on Form 8-K.

              (b)  Pro Forma Financial Information.

              No pro forma financial statements are required to be filed by Item 7(b) as part of this report on Form 8-K.

              (c)  Exhibits

Exhibit 2.1 Agreement and Plan of Reorganization, effective as of August 31, 2000, by and among Integral Systems, Inc., SAT Corporation, ISI Acquisition Corporation (a wholly-owned subsidiary of Integral Systems, Inc.) and Herbert Pardula.

Exhibit 99.1  Press Release.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTEGRAL SYSTEMS, INC.

                                   By:  /s/ Thomas L. Gough
                                        -------------------------------------
                                        Thomas L. Gough
                                        President and Chief Operating Officer

Date: September 15, 2000
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                                 EXHIBIT INDEX


Exhibit
Number       Description
-------      -------------------------------------------------------------------
2.1          Agreement and Plan of Reorganization, effective as of August 31,
             2000, by and among Integral Systems, Inc., SAT Corporation, ISI
             Acquisition Corporation (a wholly-owned subsidiary of Integral
             Systems, Inc.) and Herbert Pardula.

99.1         Press Release.